SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 18, 2001



GREENWICH CAPITAL ACCEPTANCE INC., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, providing for the issuance of the Greenwich Capital Acceptance Corp. Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1).

                        GREENWICH CAPITAL ACCEPTANCE INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-34330-02                06-1199884
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD                                                    21044
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (203) 662-2700

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Fifth Third Bank Mortgage ___ Loan Trust ___ 2000-FTB1 ___ Mortgage ___ Pass-Through Certificates, Series 2000-FTB1 (the "Certificates"). The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Agreement"), among Greenwwich Capital Acceptance Inc., as the depositor (the "Depositor"), Fifth Third Mortgage Company, as the seller (the "Seller"), Fifth Third Bank, as the servicer (the "Servicer"), and The Chase Manhattan Bank as the trustee (the "Trustee").

     On May 18, 2001 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 18, 2001, as Exhibit
                 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK, not in its
                                     individual capacity but solely as Trustee under the Agreement referred to herein

Date: May 23, 2001                   By:   /s/ Aranka R. Paul
                                           Aranka R. Paul
                                           Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on May 18, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on May 18, 2001


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

                                Fifth Third Bank Mortgage Loan Trust 2000-FTB1
                            Mortgage Pass-Through Certificates, Series 2000-FTB1
                                       Statement to Certificateholders
                                              May 18, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL           PRIOR                                                                                   CURRENT
          FACE               PRINCIPAL                                                      REALIZED  DEFERRED       PRINCIPAL
CLASS     VALUE              BALANCE         PRINCIPAL        INTEREST       TOTAL          LOSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      332,500,000.00   297,078,815.09    19,611,529.60    1,671,068.33   21,282,597.93     0.00      0.00      277,467,285.49
A2      221,000,000.00   221,000,000.00             0.00    1,197,083.33    1,197,083.33     0.00      0.00      221,000,000.00
AR              100.00             0.00             0.00            0.00            0.00     0.00      0.00                0.00
B1       11,653,000.00    11,653,000.00             0.00       67,285.47       67,285.47     0.00      0.00       11,653,000.00
B2        4,370,000.00     4,370,000.00             0.00       25,232.77       25,232.77     0.00      0.00        4,370,000.00
B3        4,370,000.00     4,370,000.00             0.00       25,232.77       25,232.77     0.00      0.00        4,370,000.00
B4        4,370,000.00     4,370,000.00             0.00       25,232.77       25,232.77     0.00      0.00        4,370,000.00
B5        2,039,000.00     2,039,000.00             0.00       11,773.37       11,773.37     0.00      0.00        2,039,000.00
B6        2,329,524.95     2,329,524.95             0.00       13,450.89       13,450.89     0.00      0.00        2,329,524.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  582,631,624.95   547,210,340.04    19,611,529.60    3,036,359.70   22,647,889.30     0.00      0.00      527,598,810.44
-----------------------------------------------------------------------------------------------------------------------------------
 X      553,500,000.00   518,078,715.09             0.00      123,281.78      123,281.78     0.00      0.00      498,467,185.49
-----------------------------------------------------------------------------------------------------------------------------------


    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                        PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                      PRIOR                                                CURRENT                              CURRENT
                      PRINCIPAL                                            PRINCIPAL           CLASS            PASS THRU
CLASS    CUSIP        FACTOR        PRINCIPAL    INTEREST     TOTAL        FACTOR                               RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1     316789AE6    893.47012057   58.98204391  5.02576941  64.00781332    834.48807666       A1              6.750000 %
A2     316789AF3  1,000.00000000    0.00000000  5.41666665   5.41666665  1,000.00000000       A2              6.500000 %
AR     316789AH9      0.00000000    0.00000000  0.00000000   0.00000000      0.00000000       AR              0.000000 %
B1     31678NAA3  1,000.00000000    0.00000000  5.77408993   5.77408993  1,000.00000000       B1              6.928907 %
B2     31678NAB1  1,000.00000000    0.00000000  5.77408924   5.77408924  1,000.00000000       B2              6.928907 %
B3     31678NAC9  1,000.00000000    0.00000000  5.77408924   5.77408924  1,000.00000000       B3              6.928907 %
B4     31678NAD7  1,000.00000000    0.00000000  5.77408924   5.77408924  1,000.00000000       B4              6.928907 %
B5     31678NAE5  1,000.00000000    0.00000000  5.77409024   5.77409024  1,000.00000000       B5              6.928907 %
B6     31678NAF2  1,000.00000000    0.00000000  5.77409141   5.77409141  1,000.00000000       B6              6.928907 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS              939.20466485   33.66025592  5.21145707  38.87171298    905.54440893
-----------------------------------------------------------------------------------------------------------------------------------
X      316789AG1    936.00490531    0.00000000  0.22273131   0.22273131    900.57305418       X               0.285551 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Aranka  Paul
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3236
Email: aranka.paul@chase.com
                                                                                    (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

                                Fifth Third Bank Mortgage Loan Trust 2000-FTB1
                            Mortgage Pass-Through Certificates, Series 2000-FTB1
                                       Statement to Certificateholders
                                              May 18, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 6.02(a)(iii)   Aggregate Amount of Principal Prepayments                                             19,005,507.25
                    Aggregate Amount of Repurchase Proceeds                                                        0.00

Sec. 6.02(a)(iv)    Aggregate Servicer Advances                                                                    0.00

Sec. 6.02(a)(v)     Number of Outstanding Mortgage Loans                                                          1,427
                    Ending Principal Balance of Outstanding Mortgage Loans                               527,598,810.44

Sec. 6.02(a)(vi)    Aggregate Amount of Servicing Fees                                                       114,002.15

Sec. 6.02(a)(vii)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                    -------------------------------------------------------------------------
                                                        Group 1
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month                 8             3,561,445.48                  0.68 %
                    2 Month                 3             1,577,578.34                  0.30 %
                    3 Month                 1               393,016.48                  0.07 %
                     Total                 12             5,532,040.30                  1.05 %
                    -------------------------------------------------------------------------

                     Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                    -------------------------------------------------------------------------
                                                Group 1
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                  0                    0.00                  0.00 %
                     -------------------------------------------------------------------------

Sec. 6.02(a)(viii)   Aggregate Number of REO Loans                                                                  0
                     Aggregate Balance of REO Loans                                                              0.00

Sec. 6.02(a)(ix)     Aggregate Recovered Advances for Current Period                                             0.00

Sec. 6.02(a)(x)      Credit Support Information Based Upon Beginning Balances
                     Class A Percentage                                                                   100.00000 %
                     Class B Percentage                                                                     0.00000 %
                     Class A Principal Balance                                                         518,078,815.09
                     Class B Principal Balance                                                          29,131,524.95
                     Class A Percentage                                                                   100.00000 %
                     Class A Prepayment Percentage                                                        100.00000 %
                     B1 Credit Support                                                                         3.19 %
                     B2 Credit Support                                                                         2.40 %
                     B3 Credit Support                                                                         1.60 %
                     B4 Credit Support                                                                         0.80 %
                     B5 Credit Support                                                                         0.43 %

                                        Adjustments for the February 20th Distribution

Sec. 6.02(a)(xi)                        Current Realized Losses                                                  0.00
                                        Cumulative Realized Losses                                               0.00

Sec. 6.02(a)(xiv)                       Compensating Interest Shortfall                                          0.00


                                                                                    (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION


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